SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report   (Date of earliest event reported)   November 9, 1998
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                          WHITMAN EDUCATION GROUP, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                     FLORIDA
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                 (State or Other Jurisdiction of Incorporation)


         1-13722                                      22-2246554
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   (Commission File No.)                    (IRS Employer Identification No.)


4400 Biscayne Boulevard, 6th Floor, Miami, Florida                     33137
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(Address of Principal Executive Offices)                            (Zip Code)


                                 (305) 575-6534
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              (Registrant's Telephone Number, Including Area Code)


                                      N / A
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.           OTHER EVENTS

         On November 9, 1998, Colorado Technical University, Inc., an indirect wholly-owned subsidiary of the Registrant, entered into a Letter of Intent to sell its Huron University ("HU") campus in Huron, South Dakota to a newly-formed entity to be capitalized by HU's existing management and certain investors. In connection with the proposed transaction, Colorado Technical University would contribute the operating assets of HU and $500,000 to the purchaser, and the purchaser would issue Colorado Technical University, Inc. convertible preferred stock and assume the third party liabilities of HU. Under the terms of the proposed transaction, the preferred stock would be convertible into common stock equal to 19.9% of the common equity of HU. The preferred stock would have a liquidation preference equal to the net value of the assets and cash contributed by Colorado Technical University. Subject to the conversion right, the preferred stock would be redeemable by HU for up to 10 years following the transaction for an amount equal to the liquidation preference.

         Completion of the transaction is subject to various conditions, including the execution of a definitive agreement, the obtaining of adequate financing by the new ownership group, the obtaining of all necessary state and other governmental agency approvals, the attaining of independent accreditation of HU by the North Central Association of Colleges and Schools and HU independently qualifying for participation in federal Title IV student financial assistance programs administered by the United States Department of Education. Subject to the occurrence of these conditions, the parties will seek to close the transaction in or about June 1999. There can be no assurance, however, that the parties will execute a definitive agreement on the terms set forth above, or at all, or that any of the foregoing conditions will be satisfied. Accordingly, there can be no assurance that the proposed transaction will, in fact, be consummated.

         Except for historical matters contained herein, statements made in this press release are forward-looking and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements involve risks and uncertainties, which may affect the Company's business and prospects, including the risk that the proposed sale of Huron University may not be consummated. Factors that may affect future results include certain economic, competitive, regulatory, and other factors identified herein and in Whitman's filings with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      WHITMAN EDUCATION GROUP, INC.


                                      BY:  S/S RICHARD C. PFENNIGER, JR.
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                                               RICHARD C. PFENNIGER, JR.
                                               CHIEF EXECUTIVE OFFICER

Date: November 10, 1998

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